Developing and Commercializing  Innovative Vaccines 42nd Annual J.P. Morgan Healthcare Conference January 2024  Nasdaq: DVAX

Forward-Looking Statements Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about Dynavax's expected financial results and market share as of and for the year and quarter ended December 31, 2023, expectations regarding future growth and market shares, expectations for vaccine markets, the company's strategic priorities, and expectations regarding the timing of IND filings, initiation and completion of clinical studies, publication of results and interaction with regulators. These forward-looking statements are based upon management’s current expectations, are subject to known and unknown risks and uncertainties, and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation; risks related to Dynavax’s ability to successfully commercialize and supply HEPLISAV-B and grow market share, which among other things will require Dynavax to successfully negotiate and enter into contracts with wholesalers, distributors, group purchasing organizations, and other parties, and maintain those contractual relationships, maintain and build its commercial infrastructure, and access prescribers and other key health care providers to discuss HEPLISAV-B; risks related to market adoption and competing products; risks related to whether payors will cover and provide timely and adequate reimbursement for HEPLISAV-B; risks related to the completion, timing of completion and results of our clinical studies; and risks associated with the development, pre-clinical and clinical testing, and commercialization of vaccines in the U.S. and outside the U.S., including vaccines for COVID-19, shingles, plague and pertussis. These and other risks and uncertainties are described in Dynavax’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, or any subsequent periodic filing made by us, under the heading “Risk Factors”. Dynavax undertakes no obligation to revise or update information herein to reflect events or circumstances in the future, even if new information becomes available. © Copyright DYNAVAX 2024

Versatile proprietary adjuvant technology Commercial vaccine with continued growth potential and significant addressable market Differentiated vaccine development pipeline targeting large indications with unmet need Fully-integrated infrastructure supporting U.S. commercialization & global manufacturing Strong financial profile Dynavax at a Glance  A commercial-stage biopharmaceutical company committed to developing and commercializing novel vaccines to help protect the world against infectious diseases by utilizing proven, innovative adjuvant technology. © Copyright DYNAVAX 2024

Diversified Pipeline Leveraging CpG 1018 Adjuvant

	PRE-CLINICAL	PHASE 1	PHASE 2	PHASE 3	COMMERCIAL	PARTNER
Commercial Products						
Hepatitis B — HEPLISAV-B® Hepatitis B Vaccine (Recombinant), Adjuvanted [1, 2]						Wholly owned by Dynavax
Vaccine Development						
Shingles						Wholly owned by Dynavax
Tdap						Serum Institute of India US, EU and private market commercial rights owned by Dynavax
Plague						U.S. Department of Defense
COVID-19 CpG 1018 Adjuvant Supply Agreements* (partner-developed products)						*Product Developer (Emergency Use Authorization):* BioFarma, Biological E, Clover Biopharmaceuticals, Medigen and Valneva

[1] Approved: U.S. commercial launch Q1-2018; EU commercial launch Q2-2022.
[2] Commercialization agreement with Bavarian Nordic for the marketing and distribution of HEPLISAV-B in Germany.
*The information provided in this section was last updated January 8, 2024; please visit partner websites for more information.

© Copyright DYNAVAX 2024

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Dynavax Core Strategic Priorities Advance Differentiated Vaccine Pipeline Identify Strategic Opportunities to Accelerate Growth Increase market share to become the market leader by 2027 Maximize total addressable market based on the ACIP Universal Recommendation Leverage foundational commercial asset to support company growth and pipeline development Deliver on our innovative and diversified pipeline leveraging CpG 1018® adjuvant with proven antigens Build adult vaccine portfolio of best-in-class products Advance innovative pre-clinical and discovery efforts leveraging collaborations Continue disciplined allocation of capital aligned with corporate strategy to deliver long-term value through internal and external innovation Prioritize external opportunities with high synergy assets in vaccines, or other modalities in infectious diseases, to further leverage our expertise and capabilities © Copyright DYNAVAX 2024 Drive Growth in

Executing on Our Strategy: Q4 and FY 2023 Preliminary Unaudited Financial & Business Highlights Preliminary Q4 and FY 2023 Financial Results HEPLISAV-B sBLA in Hemodialysis: sBLA under review by FDA with PDUFA action date expected in May 2024. Shingles Program: Received Type B meeting feedback from the U.S. FDA on clinical development plan and expect to submit IND to support the initiation of a Phase 1/2 trial. Tdap Program: Plan to submit an IND to the U.S. FDA to support initiation of a Phase 2 human challenge study. Plague Program: Executed contract modification to support advancement into a nonhuman primate challenge study, which was initiated in August. Pipeline Advancement HEPLISAV-B®: Continued Net Revenue Growth ~$51 M in Q4 ’23 net product revenue Increased ~46% year-over-year  ~$213 M in FY 23 net product revenue Increased ~69% year-over-year  HEPLISAV-B: Significant Market Share Capture ~44% in total market share compared to ~35% at end of Q4 ‘22 ~60% in retail segment share compared to ~42% at end of Q4 ‘22 ~58% in IDN/Large Clinics segment share compared to ~47% at end of Q4 ‘22 Strengthened Financial Profile ~$742 M in cash, cash equivalents and marketable securities as of December 31, 2023 Compared to $624 M at end of FY 2022 © Copyright DYNAVAX 2024 *Preliminary selected financial results contained herein are unaudited, subject to adjustment, and provided as an estimate in advance of the Company’s announcement of complete financial results for the three and twelve months ended December 31, 2023. These estimates represent management's expectations as of January 8, 2024.

Commercial Product © Copyright DYNAVAX 2024

Hepatitis B

HEPLISAV-B Hepatitis B Vaccine (Recombinant), Adjuvanted

HEPLISAV-B Clinical Trial Outcomes

Higher and faster rates of protection

HEPLISAV-B provided significantly higher rates of protection than Engerix-B **at every time point**

HEPLISAV-B provided significantly **higher rates of protection** in diabetics and other known hypo-responsive populations

Fewer doses

HEPLISAV-B is designed to protect with **only 2 doses in 1 month** compared to Engerix-B 3 doses in 6 months

Favorable safety profile

Across clinical trials in **nearly 10,000 participants**

Primary Endpoint Results: Study 2 per protocol population (ages 40-70)[1]


Primary endpoint
Primary endpoint
(N=1,482)
Seroprotection Rate
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Weeks
0
4
8
12
18
24
28
32
36
44
52
Injections
HEPLISAV-B
Engerix-B

1. Dynavax Technologies Corporation. FDA Advisory Committee Briefing Document: HEPLISAV-B™ (Hepatitis B Vaccine [Recombinant], Adjuvanted). Presented at: Meeting of the Vaccines and Related Biological Products Advisory Committee; July 28, 2017; Silver Spring, MD.

© Copyright DYNAVAX 2024

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Hepatitis B

There is No Cure for Hepatitis B - Prevention is Essential

Hepatitis B is an incurable liver infection caused by the hepatitis B virus transmitted by bodily fluids. When the virus attacks the liver, the resulting health complications can be lifelong or even deadly.

Globally[1]

1 out of 3 people

have been infected with hepatitis B (2 billion people)

~1.5 million
people become newly infected each year

~300 million
people living with hepatitis B

Hepatitis B is

100x
more infectious than HIV

7 days
virus can survive outside the body on surfaces

~80%
of people are unaware of their infection, increasing risk of unknowingly spreading it to others

30-59 years
age range where new infections are highest

© Copyright DYNAVAX 2024

1. Source: https://www.hepb.org/what-is-hepatitis-b/what-is-hepb/facts-and-figures/, https://doi.org/10.1007%2Fs13337-015-0247-y

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Hepatitis B

HEPLISAV-B® Hepatitis B Vaccine (Recombinant), Adjuvanted

U.S. Adult Hepatitis B Vaccine Market Expected to More than Double by 2027

HEPLISAV-B is the market share leader in projected largest growth segments (Retail and Prioritized IDNs)

2022 Market Size $375 M[1] | **2027 Projected Market Size $800 M[2]**



Dialysis[3]
11%
Prioritized IDN/Clinics[4]
30%
Other
18%
Small Clinics/ Ind.
27%
Retail
14%
HEPLISAV-B Market Share in *Prioritized IDN/Clinics 58% (Q4 2023)*
HEPLISAV-B Market Share in *Retail 60% (Q4 2023)*
Dialysis[3]
6%
Other
12%
Prioritized IDN/ Clinics[4]
32%
Small Clinics/Ind.
23%
Retail
27%

Source: Internal data and company estimates. Not independently verified.
1 Based on 2022 U.S. adult Hepatitis B vaccines net sales, adjusted for company estimates regarding HEPLISAV-B dosing regimen and pricing.
2 Internal estimate. Segment expansions assumes 50% of ACIP universal growth from Retail, 35% from IDN/Large Clinics and 15% from Small Clinics/Ind. No ACIP universal growth assumed in Dialysis or Other (Dept of Corrections, Occupational Health), adjusted for company estimates regarding HEPLISAV-B dosing regimen and pricing.
3 The 4-dose regimen for the dialysis population is not currently approved regimen; safety and effectiveness have not been established in patients on hemodialysis.
4 Includes IDNs and certain large clinics which are prioritized by our salesforce

© Copyright DYNAVAX 2024
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Continued HEPLISAV-B Growth: Revenue & Market Share Sequential Q4 HEPLISAV-B Vaccine Total Market Share1 Source: Internal data and company estimates. 1 Market share data are for Q4 of each year and do not reflect interim periods. Figure for Q4 2023 is a preliminary estimate as of the latest market data available on December 22, 2023. 2 Dynavax financial reporting for fiscal years ended December 31, 2020, 2021 and 2022, and preliminary, unaudited results for fiscal year ended December 31, 2023. Revenue for year ended December 31, 2023 is subject to adjustment and provided as an estimate in advance of Dynavax’s announcement of complete financial results. Hepatitis B © Copyright DYNAVAX 2024 HEPLISAV-B Annual Net Product Revenue ($M)2 36 62 126 104% 72% 69% 213

Vaccine Development Herpes Zoster (Shingles) | Tetanus, Diphtheria, and Pertussis (Tdap) | Plague © Copyright DYNAVAX 2024

Shingles

Shingles Program: New Options Needed

Current Market-Leading Vaccine Associated with Adverse Events[1]

Herpes Zoster (shingles) is an extremely painful consequence of the reactivation of a latent varicella-zoster virus (VZV), the same virus that causes varicella (chickenpox).

Opportunity: Utilizing CpG 1018 adjuvant in a shingles vaccine may **improve vaccine tolerability while maintaining comparable efficacy** due to its ability to generate high levels of CD4+ T cell responses, which is key in controlling reactivation of the zoster virus and preventing shingles

In the U.S.: Herpes zoster rates are increasing among adults in the U.S., especially among younger adults.

Global market size: ~$3.5B in 2022[2]

Program Status:

Recent Updates:

- Phase 1 study results presented at the 2023 ACVR meeting in June 2023.
- Dynavax recently received Type B meeting feedback from the FDA on the Z-1018 clinical development plan.

Upcoming Milestones:

- Plans to submit an IND to the U.S. FDA to support the initiation of a Phase 1/2 trial of Z-1018 in the first half of 2024.

© Copyright DYNAVAX 2024

1 Package Insert - SHINGRIX (fda.gov) 2 Based on annual Shingrix sales

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Tdap

Tdap Vaccine Program (tetanus, diphtheria, and pertussis)

Intended for booster immunization against Tdap

Since 1991, when acellular pertussis vaccines replaced whole-cell vaccines, whooping cough cases have increased by 85% due to:

Waning efficacy: Effectiveness decreases 40-60% four years post vaccination[1]
Asymptomatic transmission: current acellular vaccines do not prevent asymptomatic infection or transmission[2]

Opportunity: Utilizing CpG 1018 adjuvant is expected to **improve the durability of protection against pertussis** by redirecting T cell responses and enhancing protective antibody responses in a booster vaccine.

In the U.S.: Tetanus and diphtheria are rare, but pertussis continues to spread.[3]

Global market size: ~$1.2B in 2022[4]

Program Status:

Recent Updates:

- Pertussis challenge study in nonhuman primates (NHP) demonstrated protection from disease and robust Type 1 T helper (Th1) cell responses upon challenge in NHPs vaccinated with Tdap-1018.
- Dynavax recently received Type B meeting feedback from the FDA on the Tdap-1018 clinical development plan.

Upcoming Milestones:

- Plans to submit an IND to the U.S. FDA to support initiation of a Phase 2 human challenge study in 2G 2024, upon completion of the independent study conducted by the Canadian Center for Virology to establish the human challenge dose.

© Copyright DYNAVAX 2024

Sources: 1 Updated as of January 2023 (data through 2019), Centers for Disease Control and Prevention(https://www.cdc.gov/pertussis/surv-reporting/cases-by-year.html) 2 https://www.cdc.gov/vaccines/vd/dtap-tdap-td/public/index.html
3 https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4482312 4 Based on global 2022 sales of Boostrix and Adacel

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Program Status: Recent Updates: Contract modification with U.S. DoD to support advancement into NHP challenge study, agreement now totaling $33.7 million through 2025. NHP challenge study was initiated in August 2023. Upcoming Milestones:  Dosing has been completed in Part 2 of the Phase 2, with top line data expected in 2024. Plague Plague Vaccine Program Phase 2 program conducted in collaboration with, and funded by, the U.S. DoD Government agencies research and stockpile medical countermeasures – biologics, drugs, devices – which may be used in the event of a potential public health emergency stemming from a biological attack or a naturally occurring emerging disease. Opportunity: We believe incorporating CpG 1018 adjuvant with rF1V plague vaccine will improve the durability of protection with fewer doses administered over a shorter time period. In the U.S.: There is no approved vaccine in the U.S. © Copyright DYNAVAX 2024

Delivering on Dynavax’s Value Proposition © Copyright DYNAVAX 2024 Building on Key Recent Accomplishments 2024 Expectations HEPLISAV-B: net product revenue of $213 M in 2023 (69% Y/Y growth) Shingles and Tdap programs: data and regulatory feedback support continued development Plague program: expanded contract with U.S. Department of Defense Strong capital position of ~$742 M in cash, cash equivalents and marketable securities at Q4’23 end HEPLISAV-B continued revenue growth, and expansion of U.S. hepatitis B vaccine market share Advance innovative vaccine pipeline, including regulatory and clinical activities across pipeline programs Expects positive cash flow for FY 2024 Identify and pursue strategic opportunities to accelerate growth *Preliminary selected financial results contained herein are unaudited, subject to adjustment, and provided as an estimate in advance of the Company’s announcement of complete financial results as of December 31, 2023. This estimate represents management's expectations as of January 8, 2024.